SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of earliest event reported): February 17, 2000

                          Level 3 Communications, Inc.
             (Exact name of Registrant as specified in its charter)

Delaware                                                     47-0210602
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

1025 Eldorado Blvd.                                          80021
(Address of principal executive offices)                     (Zip code)

                                  720-888-1000
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)




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Item 5.  Other Events

     On February 17, 2000, Level 3 Communications, Inc. ("Level 3") issued a press release relating to the execution of an agreement between subsidiaries of Level 3 Communications, Inc. and subsidiaries of Global Crossing Ltd. ("Global Crossing") whereby Global Crossing will acquire a 50 percent ownership interest in the previously announced Level 3 transatlantic fiber optic cable that is currently under construction by Level 3. Level 3 also announced an agreement to acquire capacity on Global Crossing's transatlantic cable Atlantic Crossing 1 (AC 1). This press release is filed as Exhibit 99.1 to this Current Report and incorporated by reference as if set forth in full.

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements of business acquired

                  None

(b)      Pro forma financial information

                  None

(c)      Exhibits

                  99.1  Press  Release  dated   February  17,  2000  related  to
                  execution of agreement with Global Crossing, Ltd.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          Level 3 Communications, Inc.

February 18, 2000                    By:       /s/ Neil J. Eckstein
-----------------                       -------------------------------------
Date                                     Neil J. Eckstein, Vice President



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